Note 14 - Deferred Compensation Plans	12 Months Ended
Dec. 31, 2014
Deferred Compensation Plans Disclosure [Abstract]
Deferred Compensation Plans Disclosure [Text Block]
(14)         DEFERRED COMPENSATION PLANS

The Bank has a deferred compensation plan whereby certain officers will be provided specific amounts of income for a period of fifteen years following normal retirement. The benefits under the agreements become fully vested after four years of service beginning with the effective date of the agreements. The Bank accrues the present value of the benefits so the amounts required will be provided at the normal retirement dates and thereafter.

Assuming normal retirement, the benefits under the plan are paid in varying amounts between 1999 and 2022. The Bank is the owner and beneficiary of insurance policies on the lives of these officers which may provide funds for a portion of the required payments. The agreements also provide for payment of benefits in the event of disability, early retirement, termination of employment or death. Deferred compensation expense for this plan was $8,000 and $11,000 for the years ended December 31, 2014 and 2013, respectively.

The Bank also has a directors' deferred compensation plan whereby a director defers into a retirement account a portion of his monthly director fees for a specified period to provide a specified amount of income for a period of fifteen years following normal retirement. The Bank also accrues the interest cost on the deferred obligation so the amounts required will be provided at the normal retirement dates and thereafter.

Assuming normal retirement, the benefits under the plan are paid in varying amounts between 1995 and 2036. The agreements also provide for payment of benefits in the event of disability, early retirement, termination of service or death. Deferred compensation expense for this plan was $19,000 for both of the years ended December 31, 2014 and 2013.